BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated July 13, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated November 27, 2019, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Short Obligations Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Short Obligations Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Richard Mejzak, CFA	2012	Managing Director of BlackRock, Inc.
Brett Davis, CFA	2020	Vice President of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of Short Obligations Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF SHORT OBLIGATIONS FUND
Short Obligations Fund is managed by a team of financial professionals. Richard Mejzak, CFA, and Brett Davis, CFA, are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Richard Mejzak, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2006 to 2007; Chair of the 2a-7 Investment Strategy and Risk Committee; Member of the Cash and Securities Lending Credit Committee
Brett Davis, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Vice President of BlackRock, Inc. since 2017; Financial Advisor at JPMorgan Securities Inc. from 2012 to 2017.

Shareholders should retain this Supplement for future reference.

PR2-SO-0720SUP